LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED SEPTEMBER 23, 2020

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

Effective October 1, 2020, Stephen Lanzendorf is no longer a portfolio manager of the funds referenced in Schedule A below. All references to Mr. Lanzendorf in the Summary Prospectus, Statutory Prospectus and SAI are deleted in their entirety.

SCHEDULE A

Fund	Date of Summary Prospectus, Statutory Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

QS Global Market Neutral Fund	February 1, 2020
QS International Equity Fund	February 1, 2020
QS Strategic Real Return Fund	February 1, 2020
QS U.S. Small Capitalization Equity Fund	May 1, 2020

LEGG MASON PARTNERS EQUITY TRUST

QS Global Dividend Fund	February 1, 2020
QS Global Equity Fund	March 1, 2020
QS U.S. Large Cap Equity Fund	March 31, 2020

Please retain this supplement for future reference.

QSIN620618